THE ALGER FUNDS
                              ALGER TECHNOLOGY FUND

                   SUPPLEMENT DATED SEPTEMBER 18, 2006 TO THE
                         PROSPECTUS DATED MARCH 1, 2006
                             AS SUPPLEMENTED TO DATE

The Board of Trustees of The Alger Funds (the "Trust") has approved the liquidation of Alger Technology Fund, a series of the Trust (the "Fund"). After the close of trading on the floor of the New York Stock Exchange on September 22, 2006 (normally 4:00 p.m., Eastern time), the Fund will be closed to further investment, excluding reinvestment of any dividends and distributions. It is anticipated that the Fund's assets will be distributed to investors on or about November 17, 2006.

Liquidation of shares may be a taxable event to shareholders. Shareholders in tax-deferred accounts may choose to exchange their shares of the Fund for shares of another of The Alger Funds or The China-U.S. Growth Fund prior to the Fund's liquidation or their shares will be exchanged for shares of Alger Money Market Fund. Investors are urged to consult their own tax advisers as to the federal, state, and local tax consequences of the liquidation.


                                                                        AS091406